EXHIBIT  23.1  -  CONSENT  OF  ACCOUNTANTS


                             Henry Schiffer, C.P.A.
                           An Accountancy Corporation
                          315 Beverly Drive, Suite 211
                        Beverly Hills, California   90212
                  Telephone: (310) 286-6830 Fax: (310) 286-6840


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of Internet Business'S International, Inc. on Form S-8 of our report dated October 8, 2003 relating to the financial statements of Internet Business's International, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003.


BY: /s/  HENRY SCHIFFER
HENRY  SCHIFFER,  CPA
DATED:  January  27,  2004


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